Exhibit 10.13

                        ASSUMPTION AND RELEASE AGREEMENT

     THIS ASSUMPTION AND RELEASE AGREEMENT ("Agreement") is dated as of August 22, 2003 by and among EARTH SCIENCES, INC., a Colorado corporation ("Original Borrower"), ADA-ES, INC., a Colorado corporation ("Assuming Borrower") and TECTONIC CONSTRUCTION CO., a Colorado corporation (the "Lender").

                                    RECITALS

     A. Lender advanced funds (the "Loans") to Original Borrower in the aggregate principal amount of US $1,250,000.00 currently evidenced by a convertible debenture in the amount of $1,000,000.00 and a promissory note in the amount of $250,000.00.

     B. Original Borrower has now elected to separate its operations into two separate businesses through a spin-off of Assuming Borrower to the existing shareholders of Original Borrower (the "Spin-Off"). Pursuant to the plans for the Spin-Off, Original Borrower and Assuming Borrower have requested that Assuming Borrower be allowed to fully assume all the obligations of Original Borrower with respect to the Loans and other agreements and instruments relating thereto.

     C. The parties are willing to agree to the substitution of Assuming Borrower for the Original Borrower, subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the following mutual agreements and other valuable consideration, the receipt and sufficiency of which are acknowledged and intending to be legally bound, the Parties agree as follows:

     1. Incorporation of Recitals and Exhibits. The Recitals are incorporated as part of this Agreement, and the Parties agree that the above Recitals are accurate.

     2. Acknowledgment of the Spin-Off. Original Borrower, Assuming Borrower and Lender each acknowledges that concurrently herewith, Original Borrower will separate its environmental technology and specialty chemical business from its mineral property development business by distributing one (1) share of the common stock ("Common Stock") of Assuming Borrower, a wholly-owned subsidiary of Original Borrower, for every ten (10) shares of the common stock of Original Borrower, thereby creating two independent public companies.

     3. Conversion of Common Stock Following Spin-Off. Following the Spin-Off, Lender, and pursuant to the terms of the Note and the Debenture (as such terms are defined below) Lender shall be entitled, at any time up to and including the respective maturity dates of the Debenture and the Note, to convert up to the entire outstanding principal amounts on the Debenture and the Note into shares of Common Stock of the Assuming Borrower at a conversion price for each share of the Common Stock of the lesser of $2.10 or the average trading price per share of Common Stock on the conversion date. Nevertheless, the aggregate combined number of shares of Common Stock into which this Promissory Note and the Debenture may be converted shall not exceed 100,000. Such conversion shall be effectuated in accordance with the terms and conditions of the Debenture and the Note.

     4. Transaction Documents. In connection with the making of the Loans by Lender, Original Borrower, and in some cases, Lender have executed or caused to be filed the following documents (collectively, the "Loan Documents"):

        (a) Earth Sciences, Inc. Amended and Restated 10% Convertible Debenture No. 1 dated September 8, 2000 in the face amount of US $1,000,000.00 (the "Debenture") executed by Original Borrower in favor of Lender, as holder.

        (b) Earth Sciences, Inc. 10% Convertible Debenture No. 1 dated June 12, 1997 in the face amount of US $1,000,000.00 executed by Original Borrower in favor of Lender, as holder.

        (c) Amended and Restated Promissory Note dated September 8, 2000 in the face amount of $250,000.00 (the "Note") executed by original Borrower and payable to Lender.

        (d) Promissory Note dated May 20, 1998 in the face amount of $250,000.00 executed by original Borrower and payable to Lender.

        (e) Security Agreement dated June 12, 1997 executed by Original Borrower, as Debtor and Lender, as Secured Party.

        (f) Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents and Revenues dated June 12, 1997 executed by Original Borrower for the benefit of Lender and recorded with the Clerk and Recorder of Costilla County, Colorado on June 19, 1007 at book 349, Page 590, Reception Number 209825.

        (g) Uniform Commercial Code Financing Statement (Form UCC-1), in which Original Borrower was the debtor and Lender was the secured party, that was filed on June 13, 1997 in the office of the Secretary of State of Colorado as File No. 19972049113.

        (h) Uniform Commercial Code Financing Statement (Form UCC-1), in which Original Borrower was the debtor and Lender was the secured party, that was filed on July 19, 2001 in the office of the Secretary of State of Colorado as File No. 20012057100.

        (i) Security Agreement Registration registered on May 29, 1997 in the Personal Property Registry in Edmonton, Alberta at Registration Number 97052908486, in which Original Borrower was the debtor and Lender was the secured party. This Registration was renewed on May 24, 2000 at Registration Number 00052405271, and again March 13, 2003 at Registration Number 03031303450.

        (j) Notice of Security Interest (Fixture or Crops) registered on June 20, 1997 with the Registrar of South Alberta Land Registration District at Reception Number 971 177 594, in which Original Borrower was the debtor and Lender was the secured party.

     5. Third Party Documents. In connection with the issuance of the Debenture and the making of the Loans by Lender, third parties and, in some cases, Lender have executed or caused to be filed following documents (collectively, the "Third Party Documents"):

        (a) Security Agreement dated June 12, 1997 executed by Earth Sciences Extraction Company, a limited partnership under the laws of Alberta, Canada ("Earth Sciences Extraction"), as Debtor, and Lender, as Secured Party.

        (b) Security Agreement dated June 12, 1997 executed by ESI Resources Limited, a corporation incorporated under the laws of Alberta ("ESI Resources"), Canada, as Debtor and Lender, as Secured Party.

        (c) Security Agreement dated September 8, 2000 executed by ADA Environmental Solutions, LLC, a Colorado limited liability company ("ADA Environmental"), as Pledgor, and Lender, as Secured Party.

        (d) Guaranty Agreement dated June 12, 1997 executed by Earth Sciences Extraction in favor of Lender.

        (e) Guaranty Agreement dated June 12, 1997 executed by ESI Resources in favor of Lender.

        (f) Guaranty Agreement dated September 8, 2000 executed by ADA Environmental in favor of Lender.

        (g) Uniform Commercial Code Financing Statement (Form UCC-1), in which Earth Sciences Extraction was the debtor and Lender was the secured party, that was filed on June 16, 1997, in the office of the Secretary of State of Colorado as File No. 19972049176.

        (h) Uniform Commercial Code Financing Statement (Form UCC-1), in which Earth Sciences Extraction was the debtor and Lender was the secured party, that was filed on July 19, 2001, in the office of the Secretary of State of Colorado as File No. 20012057102.

        (i) Uniform Commercial Code Financing Statement (Form UCC-1), in which ESI Resources was the debtor and Lender was the secured party, which was filed on June 16, 1997 in the office of the Secretary of State of Colorado as File No. 19972049177.

        (j) Uniform Commercial Code Financing Statement (Form UCC-1), in which ESI Resources was the debtor and Lender was the secured party, that was filed on July 19, 2001, in the office of the Secretary of State of Colorado as File No. 20012057101.

        (k) Uniform Commercial Code Financing Statement (Form UCC-1), in which ADA Environmental was the debtor and Lender was the secured party, that was filed on July 19, 2001, in the office of the Secretary of State of Colorado as File No. 20012057099.

        (l) Security Agreement Registration registered on May 29, 1997 in the Personal Property Registry in Edmonton, Alberta at Registration Number 97052908817, in which ESI Resources was the debtor and Lender was the secured party. This Registration was amended on May 29, 1997 at Reception Number 97052909161, renewed on May 24, 2000 at Registration Number 00052405651, and renewed again on March 13, 2003 at Registration Number 03031303385.

        (m) Security Agreement Registration registered on May 29, 1997 in the Personal Property Registry in Edmonton, Alberta at Registration Number 97052908932, in which Earth Sciences Extraction was the debtor and Lender was the secured party. This Registration was renewed on May 24, 2000 at Registration Number 00052404670, and renewed again on March 13, 2003 at Registration Number 03031303278.

        (n) Security Agreement Registration registered on December 15, 1997 in the Personal Property Registry in Edmonton, Alberta at Registration Number 97121514505, in which Earth Sciences Extraction was the debtor and Lender was the secured party. This Registration was renewed June 5, 1998 at Registration Number 98060506403, and renewed again on April 28, 1999 at Reception Number 99042809766, amended on July 27, 1999 at Registration Number 99072702980, and renewed again on May 24, 2000 at Registration Number 00052404597.

        (o) Security Agreement Registration registered on April 28, 1999 in the Personal Property Registry in Edmonton, Alberta at Registration Number 99042809642, in which Earth Sciences Extraction was the debtor and Lender was the secured party. This Registration was amended on July 27, 1999 at Registration Number 99072703079, renewed on May 24, 2000 at Registration Number 0052404704, and renewed again on March 13, 2003 at Registration Number 03031303567.

        (p) Notice of Security Interest (Fixture or Crops) registered on June 20, 1997 with the Registrar of South Alberta Land Registration District at Reception Number 971 177 595, in which Earth Sciences Extraction was the debtor and Lender was the secured party.

        (q) Notice of Security Interest (Fixture or Crops) registered on June 20, 1997 with the Registrar of South Alberta Land Registration District at Reception Number 971 177 596, in which ESI Resources was the debtor and Lender was the secured party.

     6. Outstanding Balance of Loans. The Parties agree that, as of August 1, 2003, the outstanding principal balance of the Debenture is $1,000,000.00, and the outstanding amount of accrued interest is $8,493.07. The Parties agree that, as of June 30, 2003 (as hereinafter defined) a, the outstanding principal balance of the Note is $150,000.00, and the outstanding amount of accrued interest is $1,274.1.

     7. Assuming Borrower's Covenant to Perform. Assuming Borrower hereby unconditionally assumes, covenants, and agrees to timely pay and perform all indebtedness and obligations of Original Borrower under those Loan Documents and Third Party Documents that were executed by Original Borrower (collectively, the "Transaction Documents"), and to comply with all of the terms, covenants, and conditions of the Transaction Documents as if Assuming Borrower originally had executed the Transaction Documents (including, without limitation, the Debenture and the Note). Assuming Borrower is familiar with all terms, conditions, and provisions of the Transaction Documents, and fully comprehends the same, as modified by this Agreement.

     8. Release. Lender hereby releases Original Borrower from all indebtedness and obligations to Lender under the Transaction Documents. It is expressly understood and agreed that Assuming Borrower's assumption of the obligations of Original Borrower under the Transaction Documents as set forth herein and in this Amendment Documents shall in no manner alter or affect (except as herein expressly provided), extinguish or impair the indebtedness evidenced by the Debenture or the Note, and shall not extinguish or impair any rights and remedies of Lender thereunder or the priority of the Transaction Documents. Original Borrower and Assuming Borrower each hereby acknowledges and confirms that the liens created by the Transaction Documents are valid, subsisting and enforceable liens on the property described in such Transaction Documents.

     9. Acknowledgments, Representations, and Agreements. Original Borrower and Assuming Borrower (collectively, the "Borrowers"), to the best of their knowledge, each acknowledges, represents, warrants, and agrees, as of the date hereof, as follows:

        (a) There exists no defense, offset or counterclaim with respect to the payment of the Loans or with respect to the performance of Borrowers' indebtedness and obligations under the Loans, this Agreement, or any of the Transaction Documents, without limitations, any claim for breach of contract, failure to act in good faith, lack of fair dealing, misrepresentation, breach of fiduciary duty, fraud, or negligence. The Borrowers have no claim, defense, abatement, offset, or counterclaim against Lender or otherwise applicable to the Loans. If any such claims, defenses, abatements, offsets, or counterclaims, do presently exist, as additional consideration for this Agreement, the Borrowers hereby waive and release them to the fullest extent permitted by applicable law;

        (b) Lender has not breached any duty to Borrowers in connection with the Loans. Lender has timely and fully performed all obligations which Lender may have had or now has to Borrowers in connection with the Loans;

        (c) Lender has no obligation whatsoever to make any other loans or advances to or for the benefit of Borrowers or to grant any modifications or extensions in connection with the Loans, except as may be set forth specifically in the Transaction Documents and this Agreement;

        (d) Borrowers acknowledge that Lender has a properly perfected, choate, absolute and present first priority security interest relating to the collateral ("Collateral") identified in Transaction Documents and the Third Party Documents;

        (e) Assuming Borrower is a Colorado corporation and Original Borrower is a Colorado corporation as of the Effective Date. Borrowers have all requisite power and authority to enter into this Agreement and to perform all actions required or contemplated by any provision contained in this Agreement or the Transaction Documents. This Agreement and the Transaction Documents are and shall be legal, valid, and binding obligations of Borrowers;

         (f) There is no legal or other action, proceeding or investigation pending or threatened against the Borrowers or the Collateral before any court, administrative agency or arbitrator that might in any way adversely affect the Borrowers ability to fulfill their respective obligations under this Agreement, the Third Party Documents or any of the Transaction Documents;

         (g) None of the Borrowers are involved as a debtor in any state or federal bankruptcy, reorganization, arrangement, insolvency proceedings, receivership, or any other debtor-creditor proceeding, and none of the Borrowers have made any assignment for the benefit of creditors;

         (h) All information and documentation supplied by Borrowers to or for the benefit of Lender in connection with this Agreement are true and correct in all material respects;

         (i) This Agreement is not intended for, and shall not be construed to be for, the benefit of any person or entity not a signatory hereto.

     10. Conditions to the Legal Effect of this Agreement. This Agreement shall become operative and legally binding on the Parties hereto as of the Effective Date, when, and only when, Lender shall have received each of the following in form and substance satisfactory to Lender and its counsel:

         (a) A complete counterpart of this Agreement executed and acknowledged by all of the Parties, and properly recorded in the Official Records;

         (b) Evidence satisfactory to Lender that Original Borrower is a Colorado corporation in good standing, and authorized to transact business in the State of Colorado; that Original Borrower has authorized the execution of this Agreement, and that the persons executing this Agreement on behalf of the Original Borrower have full power and authority to bind the Original Borrower to the same;

         (c) Evidence satisfactory to Lender that Assuming Borrower is a Colorado corporation in good standing, and authorized to transact business in the State of Colorado; that Assuming Borrower has authorized the execution of this Agreement, and that the persons executing this Agreement on behalf of the Assuming Borrower have full power and authority to bind the Assuming Borrower to the same;

         (d) Acknowledgments, in form and substance acceptable to Lender by Earth Sciences Extraction Company, ESI Resources, LTD, and ADA Environmental Solutions, LLC.

         (e) Such other documents as Lender may reasonably have requested at any time at or prior to the closing on this Agreement; and

         (f) Payment by Original Borrower and Assuming Borrower of all costs, premiums, fees, and expenses (including, without limitation, reasonable attorneys' fees) incurred by Lender in the negotiation and preparation of this Agreement.

     11. Closing. Closing under this Agreement shall occur contemporaneously with the distribution of the Common Stock of Assuming Borrower to the shareholders of Original Borrower. If all the conditions set forth in paragraph 10 are not satisfied within a reasonable time thereafter, then this Agreement automatically shall terminate, and none of the Parties shall have any further liability or obligation to one another under this Agreement, and the respective rights, duties, and obligations of the Parties shall continue unmodified as if this Agreement had never been negotiated or executed, except for the continuing obligation of the Original Borrower and/or Assuming Borrower to pay all costs, fees, and expenses (including attorneys' fees) incurred by Lender in connection with the negotiation and preparation of this Agreement and the other documents described therein.

     12. Affirmation. Borrowers hereby affirm that, as of the Effective Date, the representations and warranties of Original Borrowers set forth in the Transaction Documents (to the extent not inconsistent with the representations made herein) are and remain true and correct as though made on and as of the Effective Date, and are hereby affirmed, ratified, and confirmed by Borrowers. Borrowers will immediately notify Lender of any change or discovered inaccuracy in the representations and warranties contained in this Agreement or in the Transaction Documents provided that Borrowers' duty to notify Lender of any such inaccuracy shall only apply to presently existing inaccuracies which existed before the Effective Date or any future inaccuracies. Borrowers hereby confirm that the Transaction Documents are and shall remain enforceable against Assuming Borrower in accordance with their terms, shall continue to be in full force and effect, and are hereby confirmed and ratified in all respects. Borrowers agree that this Agreement shall not impair the Transaction Documents or any lien securing the Note, that such liens are not waived, released, or extinguished in any manner, and that such liens are hereby acknowledged to be valid and existing and shall continue to secure payment of the Note and all other obligations under the Transaction Documents.

     13. Security. Assuming Borrower's performance under the Transaction Documents shall continue to be secured by the Transaction Documents. After the Effective Date, all references to the Transaction Documents shall include this Agreement.

     14. Notices, Consents, and Approvals. Any notice, consent, or approval that Lender or Borrowers may desire or be required to give to the other shall be in writing and shall be mailed or delivered to the intended recipient thereof at its address set forth below or at such other address as such intended recipient may, from time to time, by notice in writing, designate to the sender pursuant hereto. Any notice, consent, or approval required or permitted to be given shall be in writing and will be deemed given (a) upon personal delivery or upon confirmed transmission by telecopier or similar facsimile transmission device,
(b) on the first business day after receipted delivery to a courier service which guarantees next-business-day delivery, or (c) on the third business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below.

         If to Lender:

                         Tectonic Construction Co.
                         100 Cherry Street
                         Denver, CO 80220
                         Attention:      Robert H. Lowdermilk
                         Telecopier:      303-394-9822

                  With copy to:

                         Gorsuch Kirgis LLP
                         Tower I, Suite 1000
                         1515 Arapahoe Street
                         Denver, Colorado 80202
                         Attention:  Stephen A. Weinstein, Esq.
                         Telecopier:  303-376-5001

         If to Original Borrower:

                         Earth Sciences, Inc.
                         8100 SouthPark Way, Suite B
                         Littleton, Colorado  80120
                         Attention:  Mark H. McKinnies
                         Telecopier:  303-734-0330

         If to Assuming Borrower:

                         ADA-ES, Inc.
                         8100 SouthPark Way, Suite B
                         Littleton, Colorado  80120
                         Attention:  Mark H. McKinnies
                         Telecopier:  303-734-0330

     15. Construction. Captions and headings are for convenience and reference only and do not define, limit, or affect the contents of this Agreement. Reference to "paragraphs" or "sections" refer to this Agreement unless stated otherwise. All grammatical usage shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the context and identity of any persons may require. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Transaction Documents.

     16. Severability and Interpretation. The invalidity or unenforceability of any provision of this Agreement does not affect the remaining provisions. This Agreement shall be construed as if it excluded any invalid or unenforceable provision, which shall be severed from this Agreement. Whenever possible, this Agreement shall be interpreted so as to be valid under applicable law, and shall not be construed strictly in favor of or against any particular Party, including any Party who drafted or prepared this Agreement, but instead according to its plain meaning to give effect to its intended purposes.

     17. Governing Law. This Agreement is governed by the laws of the State of Colorado, including its choice of law principles. The Parties consent and submit to the non-exclusive jurisdiction of the courts of the State of Colorado and the United States District Court for the District of Colorado, to be venued in Denver, Colorado, concerning any action or proceeding involving the Lender and arising under this Agreement, the Transaction Documents, or the Loan.

     18. Counterparts. This Agreement may be executed in identical counterparts, each of which upon execution shall be deemed an original, but all of which together shall constitute one document. Partially executed signature or acknowledgment pages of any one counterpart may be combined with or attached to any other partially executed counterpart of this Agreement.

     19. Entirety; Modification. This Agreement constitutes the entire agreement of the Parties with respect to the assumption contemplated hereby of the Loans. There are no verbal agreements between the Parties. This Agreement and the Transaction Documents as amended by this Agreement may be amended or modified only by a written document signed by all the Parties.

     20. Time. TIME IS OF THE ESSENCE FOR THE PERFORMANCE OF EACH PROVISION OF THIS AGREEMENT. If this Agreement requires any action to be performed on a date that is not a "business" day (a Saturday, Sunday, or federal or state legal holiday), such action shall be validly performed on the next succeeding business day.

     21. Negotiated Agreement. This Agreement is the result of arms-length negotiations between the Parties, each of whom has been represented by counsel, and no Party has acted under duress or compulsion, whether legal, economic, or otherwise.

     22. Binding Effect. This Agreement is binding upon and inures to the benefit of the Parties and their respective permitted successors and assign.

     23. Effective Date. This Agreement is effective as of the date of the distribution of the Common Stock of Assuming Borrower to the shareholders of Original Borrower (the "Effective Date"); provided, however, unless otherwise agreed to by the parties hereto in writing, if the date of distribution of the Common Stock of Assuming Borrower to the shareholders of Original Borrower does not take place on or before January 1, 2004, this agreement shall be null and void and of no further force or effect.

     24. Further Assurances. On the date hereof, or thereafter, if necessary, Assuming Borrower agrees to execute and deliver to or cause to be executed and delivered to Lender such further instruments as the Lender may reasonably request and take such other action as the Lender may reasonably require to carry out more effectively the transactions contemplated by this Agreement.

                                            ORIGINAL BORROWER:

                                            EARTH SCIENCES, INC.,
                                            a Colorado corporation

                                            By:  /s/  Mark H McKinnies
                                               -------------------------------
                                            Name:     Mark H McKinnies
                                            Title:    President


                                            ASSUMING BORROWER:

                                            ADA-ES, INC., a Colorado corporation

                                            By:  /s/  Michael D Durham
                                               -------------------------------
                                            Name:     Michael D Durham
                                            Title:    President


                                            LENDER:

                                            TECTONIC CONSTRUCTION CO.,
                                            a Colorado corporation

                                            By:  /s/  Robert H Lowdermilk
                                               -------------------------------
                                            Name:     Robert H Lowdermilk
                                            Title:    President